Investor Presentation Striving to deliver cures through controllable cell therapy March 2019

Forward Looking Statement This presentation contains estimates, projections and other forward-looking statements, concerning, among other things: our research and development activities relating to our CaspaCIDe® (“iC9”), GoCAR-T ® (incorporating “iMC”) and related technologies; our product candidates including rivo-celTM (previously BPX-501), BPX-601, BPX-603, BPX-802, and rimiducid; the effectiveness of our CaspaCIDe and GoCAR-T programs and their possible range of application and potential curative effects and safety in the treatment of diseases, including as compared to other treatment options and competitive therapies; the success of our collaborations with academic and commercial partners; the timing, progress of enrollment and success of our clinical trials; and the timing of potential European marketing authorization applications for rivo-cel and rimiducid. Our estimates, projections and other forward-looking statements are based on our management's current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance. Although we believe that these estimates, projections and other forward-looking statements are based upon reasonable assumptions, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors, in addition to the factors described in this presentation, may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, we undertake no obligation to update any forward-looking statement. These statements are also subject to a number of material risks and uncertainties that are described more fully in Bellicum’s filings with the Securities and Exchange Commission, including without limitation our annual report on Form 10-K for the year ended December 31, 2018. 1

Investment Summary

Rivo-cel

Allogeneic polyclonal T-cells for hematologic malignancies and inherited blood disorders (+HSCT)

European pediatric opportunity clinically de-risked

- 249 patients enrolled in Phase 1 / 2 study
- Late interim results presented at ASH in Dec. 2018 trend toward meeting primary endpoint
- Expect topline data in 1H 2019; MAA filings in 2H 2019
- European HQ and leadership team in place for commercialization prep

Global trial underway to broaden label

- Enrolling Phase 2/3 THRIVE study in AML and MDS in patients 12+ years old

GoCAR-T Pipeline

Controllable CAR-T cells designed to optimize efficacy and safety

BPX-601 GoCAR-T promising early clinical data

- Phase 1 / 2 study enrolling in pancreatic, gastric and prostate cancers
- Initial safety data on 12 pancreatic patients presented at ESMO-IO in Dec. 2018 indicate attractive safety profile and early clinical activity
- Trial amendments to lymphodepletion regimen and activation molecule administration to enhance potential clinical response

Two dual-switch GoCAR-T candidates to IND in 2019

- BPX-603 targeting HER2 antigen in solid tumors
- BPX-802 targeting liquid tumors, target antigen TBA

Cash of $98.0MM as of December 31, 2018; Cash Runway Through 2019

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Development Pipeline: Rivo-cel and GoCAR-T

Controllable cell therapies that may represent major advances in liquid and solid tumors

PRODUCT CANDIDATE	DISCOVERY / CLINICAL PROOF OF CONCEPT / PIVOTAL	CLINICAL STATUS
Rivo-cel (BPX-501) Allogeneic Polyclonal T-cells	E.U.: Pediatric Leukemias, Lymphomas, and Inherited blood disorders (+allo-HSCT)	Topline data: Ph 2 results in 1H 2019
	12+ Years AML + MDS (+allo-HSCT) – THRIVE	Enrolling patients in pivotal Ph 2/3
BPX-601 GoCAR-T PSCA	Pancreatic, Gastric, & Prostate Cancers	Data updates in 1H and 2H 2019 from ongoing Ph 1/2 trial
BPX-603 GoCAR-T HER-2	Solid Tumors	IND filing 1H 2019; initiate clinical trial 2H 2019
BPX-802 GoCAR-T Target TBA	Liquid Tumors	IND filing 2H 2019

In planning

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Technology Overview 4

Most Cell Therapies Only Controlled Before Infusion Limited ability to expand a narrow therapeutic window On Target / Off Organ GvHD TOXICITY CRS Neurotoxicity BEFORE INFUSION AFTER INFUSION CONTROLLED UNPREDICTABLE Anergy Collect white Genetic Patient blood cells modification infusion Insufficient peak dose Lack of persistence POOREFFICACY 5

Bellicum Platform Enables Control After Infusion Provides physicians ability to expand the therapeutic window in each patient iMC ACTIVATION switch to activate immune cells and modulate the iMC tumor micro- environment Potential for BEFORE INFUSION AFTER INFUSION CONTROLLED CONTROLLED Improved Benefit / Risk CaspaCIDe Collect white Genetic Patient iC9 blood cells modification infusion SAFETY switch to eliminate toxic cells 6

Chemical Induction of Dimerization (“CID”)
Molecular Switch Platform

Rimiducid infusion activates signaling pathways to control T-cell function

1. Viral transduction transfers the DNA from a vector into the target cell nucleus.
2. Vector-derived DNA directs expression of CID and accessory proteins.
3. Rimiducid dimerizes the CID proteins, thus turning on the signal cascade.


1 VECTOR
APPLICATION SPECIFIC ACCESSORY PROTEINS
2 CID PROTEINS
Monomeric = Inactive Proteins
BINDING DOMAIN
SIGNALING DOMAIN
Dimerized = Active Proteins
3
SIGNAL CASCADE

Signal	Caspase-9 (“iC9”)	MyD88 and CD40 (“iMC”)
Result	Apoptosis (cell death)	T-cell activation, proliferation & survival

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GoCAR-T Pipeline 8

GoCAR-T: Differentiated Approach to Cell Therapy Current Challenges in Cell Therapy GoCAR-T Benefits Limited efficacy in solid tumors Potential for enhanced efficacy in solid tumors via ▪ Inadequate cell proliferation and iMC signaling persistence to sustain efficacy ▪ MyD88 and CD40 are superior co-stimulatory molecules ▪ Inability to overcome immune suppressive with potential for greater cell expansion and persistence factors in tumor microenvironment (TME) ▪ Modulates the tumor microenvironment, overriding common inhibitory pathways (PD-1, PGE2, TGF-β) ▪ Enhances host immune activity by inducing pro- inflammatory cytokines and chemokines Potential safety issues with Potential for enhanced eafety more potent approaches ▪ iMC provides control over timing and frequency of co- activation ▪ CaspaCIDe rapidly eliminates a majority of CAR-T cells to manage acute toxicities 9

BPX-601 GoCAR-T Targeting Prostate Stem Cell Antigen

Product Summary

- Attractive first-in-class solid tumor CAR-T opportunity
- First-in-human experience with iMC
- Initial Phase 1 results presented in Dec 2018 demonstrate:
    - Safety
    - iMC-driven T cell activation
    - Biologic activity
- Phase 1 enrollment ongoing

Unmet Need

High unmet need in solid tumors expressing Prostate Stem Cell Antigen (PSCA)

	Incidence (US)	Annual Deaths (US)	% Expressing PSCA
Pancreatic	55k	44k	~60%
Prostate	165k	29k	75-90%
Gastric	26k	11k	76-89%

Incidence and annual deaths: Noone AM, Howlader N, Krapcho M, Miller D, Brest A, Yu M, Ruhl J, Tatalovich Z, Mariotto A, Lewis DR, Chen HS, Feuer EJ, Cronin KA (eds). SEER Cancer Statistics Review, 1975-2015, National Cancer Institute. Bethesda, MD, https://seer.cancer.gov/csr/1975_2015/, based on November 2017 SEER data submission, posted to the SEER web site, April 2018.
PSCA expression: Argani et al, Cancer Res 2001; Reiter et al., PNAS 1998; Abate-Daga et al, HGT 2014; Data on file

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BPX-601: Phase 1 Trial Progression BP-012 trial in relapsed/refractory pancreatic, gastric, and prostate cancers Cohort 0 Cohort 3 Cohort 4 Cohort 5a Cohort 5b Next Cohort (Lead-in) 2L Pancreatic 2L Pancreatic Patient Population 3L+ Pancreatic 2L Gastric 2L Gastric HR-Refractory Prostate HR-Refractory Prostate BPX-601 Dose 1.25 1.25 2.5 5.0 5.0 x106 cells/kg @ Day 0 Rimiducid Dose Scheduled Repeat None Single Dose Single Dose Single Dose mg/kg @ Day 7 Dosing Cytoxan 0.5g/m2 Cytoxan 0.5g/m2 Fludarabine Fludarabine 30mg/m2 Cytoxan 1g/m2 Cytoxan 1g/m2 30mg/m2 Conditioning @ Days @ Day -3 @ Day -3 @ Days -5, -4, -3 -5, -4, -3 Status Enrolled Active Pending ClinicalTrials.gov Identifier: NCT02744287 11

BPX-601: No Dose Limiting Toxicities Observed Data presented at ESMO Immuno-Oncology Congress 2018 – clinical cut-off October 29, 2018 Most common AEs reported by > 1 patient Total (N=12) Any Event, n (%) 12 (100) ▪ Fatigue 4 (33) No dose limiting toxicities were observed Abdominal pain upper 3 (25) ▪ Pyrexia was the only Hypotension 3 (25) treatment-related AE reported by >1 patient (n=2) Abdominal pain 2 (17) - Grade 1–2 on Day 0 Back pain 2 (17) following BPX-601 infusion Diarrhea 2 (17) - Both events resolved within 24–36 hours with supportive Flatulence 2 (17) care Nausea 2 (17) Pyrexia 2 (17) AE, adverse event 12

BPX-601: iMC-Driven T Cell Expansion & Persistence



Cohort 0
1.25x10⁶/kg
Cohort 3
1.25x10⁶/kg + Rim
Cohort 4
2.5x10⁶/kg + Rim
Cohort 5
5x10⁶/kg + Rim
CAR-T
Rim
Copies/µg gDNA
PSCA = 5,000 copies
PSCA = 377,000 copies
PSCA = 15,000 copies
PSCA = 34,000 copies
PSCA = 7,000 copies
PSCA = 31,000 copies
PSCA = 7,686 copies
PSCA = 8,243 copies
PSCA = 354,730 copies
PSCA = 14,238 copies
PSCA = 19,533 copies
Time (Days)

- Limited evidence of LD with CTX-only regimen (79% ± 25% of cells remained)
- Rapid cell expansion by Day 4, but no persistence without Rim
- With single-dose Rim:
  - Cell expansion of 3 to 20-fold within 7 days in 4 patients
  - Cell persistence of >3 weeks in 3 patients

* Vector copy number < limit of quantification.
CTX, cyclophosphamide; LD, lymphodepletion; PSCA, prostate stem cell antigen; Rim, rimiducid.

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BPX-601: Evidence of Anti-Tumor Activity Best Response (RECIST) Cohort Two patients with SD had CR PR SD PD tumor shrinkage >20% 0 0 0 1 2 3 0 0 2 1 Disease control without new therapies: 16 and 4 0 0 2 1 >18 weeks in 1 and 3 patients, respectively Patient 3A | 2 prior therapies; PSCA = 34,000 copies Baseline Month 1 Month 2 Month 4 ▪ Lesion longest diameter: 70 mm ▪ Lesion longest diameter: 57 mm ▪ Lesion longest diameter: 49 mm ▪ Lesion longest diameter: 40 mm ▪ CA19-9: 294 ▪ CA19-9: 152.6 ▪ CA19-9: 207.2 ▪ CA19-9: 641.4 ▪ Overall response: SD (−15%) ▪ Possible new lesion ▪ New lesion confirmed ▪ Overall response: SD (−25%) ▪ Overall response: PD CA19-9, cancer antigen 19-9; CR, complete response; PD, progressive disease; PR, partial response; PSCA, prostate stem cell antigen; SD, stable disease. 14

BPX-603 Dual Switch GoCAR-T Targeting HER2

Product Summary

- HER2 is a validated tumor antigen and is expressed on numerous solid tumors with high unmet need
- Historical HER2 CAR-T studies have shown modest overall activity and off-tumor / on-target toxicity
- BPX-603 may address these limitations
  - iMC may increase cell proliferation & persistence, modulate the TME, and enhance host immunity
  - CaspaCIDe may mitigate treatment emergent toxicities

Unmet Need

Indication	Incidence[1]	$HER2^+$	5-year OS (Stage IV)[1]
Gastric	28,000	10-30%[3]	<20%
Colorectal	145,000	10%[4]	<15%
Ovarian	22,000	20-30%[5]	<30%
Uterine/ Endometrial	61,000	50-80%[6]	14-69%
Glioblastoma	12,000	20-30%[2]	<20%

[1]National Cancer Database, American Cancer Society, https://www.cancer.org, accessed 21 December 2018; [2]Lui et al., Cancer Res 2004; [3]Gravolos et al., Annals Oncol 2008; [4]Tu et al., Exp Ther Med 2018; [5]Berchuck et al., Cancer Res 1990, Bartlett et al., Brit J Cancer 1996; [6]Grushko et al., Gynecologic Oncol 2008

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Historical HER2 Studies: Modest Clinical Outcomes Study Properties Morgan, 2010 Ahmed, 2015 Hegde, 2017 Feng, 2017 Ahmed, 2017 Construct 4D5-28-BB-z FRP5-28-z FRP5-28-z Her2-BB-z FRP5-28-z Indication(s) Metastatic colon Sarcomas Sarcomas CCA and PCa GBM Patient number 1 19 6 11 17 HER2 expression ≥2+ (IHC) ≥1+ (IHC) ≥1+ (IHC) >50% positive ≥1+ (IHC) CAR-T dose 1010 104 - 108 108 106 106 - 108 CAR-T expansion NE Negligible >10,000 copies >1,000 copies Negligible Toxicity Lung reactivity No DLTs Mild AEs Mild AEs Mild AEs Outcome Grade 5 toxicity 1 PR, 3 SD,13 PD 2 CR, 2 SD 1 PR, 5 SD 1 PR, 7 PD Total Responses 2 CR, 3 PR, 5/54 (9.3% ORR) 16

BPX-603 Pre-Clinical Studies Demonstrate Potential Clinical Benefits

Tumor growth

Survival

HER2+ A549
Lung Carcinoma
(1x10⁴ T cells)



Radiance (p/s/cm²/sr)
Days post-T cell injection



Percent survival
Days post-T cell injection
Control T cells
BPX-603
BPX-603 + Rim

HER2+ OE19
Esophageal Carcinoma
(5x10⁶ T cells)



Radiance (p/s/cm²/sr)
Days post T cell injection



Percent survival
Days post-T cell injection
Control T cells
BPX-603
BPX-603 + Rim

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RIVO-CEL 18

Rivo-cel: Opportunity To Transform Treatment Paradigm Current HCST Treatment paradigm Potential Future HSCT Treatment Paradigm HLA-Matched Toxicity and likelihood MRD Related Donor (MRD) of match Alternative Alternative Alternative HLA-Matched Unrelated Donor (MUD) Alternative rivo-cel MUD + Other Donor Options Haplo HSCT (Haplo and other) 1Other includes HLA mismatched and umbilical cord blood. 19

Rivo-cel Addresses Key Shortcomings Rivo-cel addresses shortcomings of stem cell transplants to treat hematological malignancies and inherited blood disorders Rivo-cel Target Market Matched Related Matched Unrelated Haplo and Rivo-cel Donor (MRD) Donor (MUD) Other +HSCT % of Current Market 25-30% ~50% ~20-25% Disease Relapse Infection GvHD Leading Causes of of Causes Leading Mortality and Morbidity and Mortality Likelihood to Find Donor Low Low-Medium High High Time to Short Long Short Short Identify Donor 20

BP-004 Study: Basis for European Pediatric Approval

Phase 1/2 study of rivo-cel in pediatric patients following TCR αβ depleted allo-HSCT

High risk pediatric malignancies and non-malignant disorders → αβ T-cell and B-cell depleted haplo-HSCT without GvHD Prophylaxis → Rivo-cel → Rimiducid for patients who develop visceral GvHD or are refractory to SOC treatment

Enrolled Populations

N = 249	
Malignant (N = 117)	Non-Malignant (N = 132)
Diagnosis	Diagnosis
Acute lymphocytic leukemia (ALL)	Primary Immune Deficiencies
Acute myeloid leukemia (AML)	β Thalassemia Major
Other	Other Erythroid Disorders
	Bone Marrow Failure Disorders

Outcomes

Rivo-cel:

- Event-free survival at 180 days (regulatory endpoint)
  - TRM/NRM, severe GvHD, and life-threatening infections
- Progression-free survival
- Disease status

Rimiducid:

- GvHD response

Bellicum PHARMACEUTICALS

TRM, transplant-related mortality; NRM, non-relapse mortality; GvHD, graft versus host disease; SOC, standard of care; HSCT, hematopoietic stem cell transplantation. ClinicalTrials.gov Identifiers: NCT01744223, NCT02065869.

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Rivo-cel Interim Results Trend Towards Meeting Primary Endpoint Interim six-month event-free survival comparable to MUD HSCT Event Free Survival at 180 days ▪ C-004 is an observational trial of pediatric patients with malignant (67%) or non-malignant (33%) disease who underwent a MUD HSCT ▪ Non-inferiority of rivo-cel EFS N= 166, Events = 15, EFS 90.9% at 180 days to MUD HSCT is (95% CI 86.5-95.3%) required for EMA approval N=91, Events = 11, EFS 87.7% ▪ Full analysis with statistical (95% CI 80.8-94.5%) comparisons of patients who received rivo-cel or a MUD HSCT planned for 2019 EFS, event free survival; MUD, matched unrelated donor; HSCT, Hematopoietic Stem Cell Transplantation Data presented at 60th ASH Annual Meeting – December, 2018 22

Rivo-cel: High Rates of Disease-Free and Overall Survival Interim survival results With median 20.3 months N= 166, Events = 9, Overall Survival 94.4% (0.5 – 47.4 months): (95% CI 90.8-98%) ▪ Relapse-free survival 82.9% in malignant patients ▪ Disease-free survival 95.2% in non- malignant patients 23

Rivo-cel: High Rates of GvHD Response to Rimiducid

Interim results of response in patients refractory to standard of care treatment

Methods & Evaluable Population

Patients who developed visceral GvHD or were refractory to SOC treatment were eligible to receive ≥1 dose (up to 3 at 48 hour intervals) of rimiducid (0.4 mg/kg)

Of 238 GvHD-evaluable patients:

- 35.7% (85/238) experienced any grade acute or chronic GvHD
- 28.2% (24/85) of patients with GvHD received rimiducid

Efficacy Results

Best overall response of 70% 7 days post-rimiducid

- 9 CR and 7 PR
- Median time to response of 1 day (1 - 4 days)

Four patients in PR or not evaluable at day 7 achieved CR within 30 days post-rimiducid

Translational Results

Reduction in rivo-cel serum levels observed in all patients receiving rimiducid[1]

Rimiducid eliminates the most highly activated rivo-cel T cells which express the highest level of iC9[2], leaving remaining cells to re-expand

- 79% (11/14) malignant patients receiving rimiducid remain relapse free

Bellicum PHARMACEUTICALS

GvHD: acute graft versus host disease; SOC, Standard of Care; PR, Partial Response; CR, Complete Response

1. N = 10 with translational data at time of interim. 2. Zhou et al. ASH 2018, a3496

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THRIVE: Registrational Trial in Adults & Adolescents

Phase 2/3 study of rivo-cel in intermediate and high risk AML & MDS in patients 12+ years old

Phase II

Cohort 1 (n= 10)
3 x 10^6 rivo-cel cells/kg[A]

→ Cohort Review →

Phase III

Patients ≥ 12 years with intermediate and high risk AML or MDS*
(n= 168)

→ R 1:1 →

Arm A
αβ T cell and CD19+ B-cell-depleted haploidentical stem cell transplantation plus rivo-cel† (n = 84)

Arm B
Unmanipulated haploidentical stem cell transplantation plus post-transplant cyclophosphamide (n = 84)

Primary Outcome

Overall Survival

Secondary Outcomes

- Graft-versus host disease and relapse-free survival (GRFS) at time from randomization until Grade 3-4 acute GvHD, chronic GvHD requiring systemic immunosuppression, disease relapse or death, whichever comes first
- Relapse free survival (RFS)
- Non-relapse mortality (NRM)
- Time to resolution of GvHD after administration of rimiducid

A If dose level 1 exceeds the MTD, alternative dose levels (dose level -1: 1 x 106 BPX-501 cells/kg) will be explored
† No GvHD prophylaxis will be given. Rimiducid will be administered to inactivate rivogenlecleucel (rivo-cel) in the event of GVHD not responsive to standard of care treatment
Updated 8 Nov 2018. Clinicaltrials.gov identifier: NCT03699475

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Rivo-cel: Significant Market Opportunity Potential List Price Patient Population Market Opportunity Additional Opportunities Haplo/ European Initial market: Other: EU Pediatric* 0.4 Pediatric Cost (in thousands) ▪ Effectiveness $0.5-0.7 Geographic expansion TOTAL: 1.8 ▪ Analysis MUD: 1.4 billion U.S. Pediatric ▪ Asia ▪ $300- Patient population growth $400k US ▪ Next market: Haplo/ Adult & Expansion of HSCT Other: eligibility Adult & EU 1.1 Adolescent Market Pricing Adolescent Haplo/ AML/MDS Research Benchmarks Other: 1.4 ▪ Development in other AML/MDS* EU MUD: 4.9 malignancies (in thousands) US $3-4 MUD: 2.3 TOTAL: 9.7 billion *As of 2016. EBMT Transplant Activity Survey; CIBMTR Current Uses & Outcomes of HCT; internal company analysis Market share expectations represented by green (strong) and yellow (moderate) 26

Rivo-cel: Significant Opportunity for EU Pediatric Launch

Demand

- Encouraging early KOL feedback
- Compelling clinical value proposition
- Broad and rapid haplo donor availability

Pricing & Reimbursement

- Early payer market research encouraging at target pricing
- Outstanding clinical profile and strong health economics

Manufacturing & Supply Chain

- Robust manufacturing process developed
- Commercially experienced cell therapy CMO
- High touch supply chain & customer service solution being co-developed

Team

- Efficient: ~75 transplant centers represent ~80% of opportunity
- Experienced: outstanding team in place with relevant track record

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Execution of Key Objectives 28

Bellicum Leadership Team Rick Fair William Grossman Atabak Mokari President & CEO Chief Medical Officer Chief Financial Officer Gregory Naeve Aaron Foster Alan Smith Chief Business Officer Senior Vice President Exec. Vice President Head of Research Tech Operations Shane Ward Thierry Darcis General Counsel & General Manager, Europe Corporate Secretary 29

Substantial Progress Achieved in 2018 Delivered on commitments and strengthened the organization 2018 To-Do List Complete enrollment in cell dose escalation portion of BP-012 Phase 1/2 study BPX-601 Present initial clinical data at medical meeting Complete enrollment & present IA on BP-004 and C/CP-004 comparator studies Initiate Phase 2/3 study in adult & adolescent AML & MDS Rivo-cel Confirm pediatric approval pathway in US Initiate commercial launch preparation in Europe BPX-701 Present initial clinical data at medical meeting PIPELINE Complete dual-switch constructs for two new GoCAR-T candidates Complete build-out of Houston cell & viral vector manufacturing facility ORG Establish site in San Francisco Bay Area and European HQ Strengthen the leadership team 30

Anticipated 2019 and 2020 Key Program Milestones 1H’19 2H’19 2020 Presentations of updated Phase 1 results Presentation of updated Phase 1 results Updated Phase 1 and (Cy/flu regimen) (repeat rimiducid dosing) Phase 2 results BPX-601 Amend BP-012 to allow for scheduled dosing of rimiducid to reactivate iMC IND submission for BPX-603 First patient treated in BPX-603 BPX-603 Phase 1 data CAR-T Phase 1 trial PIPELINE BPX-802 Phase 1 data IND submission for BPX-802 Final analyses of BP-004 and MAA submissions for rivo-cel and MAA Approval C/CP-004 trials rimiducid for pediatric patients Rivo-cel THRIVE Phase 2 interim data 31

Investment Summary

Rivo-cel

Allogeneic polyclonal T-cells for hematologic malignancies and inherited blood disorders (+HSCT)

European pediatric opportunity clinically de-risked

- 249 patients enrolled in Phase 1 / 2 study
- Late interim results presented at ASH in Dec. 2018 trend toward meeting primary endpoint
- Expect topline data in 1H 2019; MAA filings in 2H 2019
- European HQ and leadership team in place for commercialization prep

Global trial underway to broaden label

- Enrolling Phase 2/3 THRIVE study in AML and MDS in patients 12+ years old

GoCAR-T Pipeline

Controllable CAR-T cells designed to optimize efficacy and safety

BPX-601 GoCAR-T promising early clinical data

- Phase 1 / 2 study enrolling in pancreatic, gastric and prostate cancers
- Initial safety data on 12 pancreatic patients presented at ESMO-IO in Dec. 2018 indicate attractive safety profile and early clinical activity
- Trial amendments to lymphodepletion regimen and activation molecule administration to enhance potential clinical response

Two dual-switch GoCAR-T candidates to IND in 2019

- BPX-603 targeting HER2 antigen in solid tumors
- BPX-802 targeting liquid tumors, target antigen TBA

Cash of $98.0MM as of December 31, 2018; Cash Runway Through 2019

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